UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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NeoGenomics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2020. Meeting Information NEOGENOMICS, INC. Meeting Type: Annual Meeting For holders as of: March 30, 2020 Date: May 28, 2020 Time: 10:00 AM Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NEO2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NEO2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). NEOGENOMICS, INC. ATTN: KATHRYN B. MCKENZIE You are receiving this communication because you hold shares in 12701 COMMONWEALTH DRIVE, SUITE 9 the company named above. FORT MYERS, FL 33913 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain . D03481-P32575

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/NEO2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. D03482-P32575

Voting Items Board of Directors Recommends a Vote FOR proposal 1. 1. Election of Directors. To elect nine (9) members Board of Directors Recommends a Vote FOR proposal 2. of our Board, each to hold office for a one 2. Advisory Vote on the Compensation Paid to our (1) year term ending on the date of the next Named Executive Officers. succeeding annual meeting of stockholders or until such director’s successor shall have been Board of Directors Recommends a Vote FOR proposal 3. duly elected and qualified. 1a. Douglas M. VanOort 3. Ratification of Appointment of Independent Registered Public Accounting Firm. 1b. Steven C. Jones 1c. Kevin C. Johnson 1d. Raymond R. Hipp 1e. Bruce K. Crowther 1f. Lynn A. Tetrault 1g. Alison L. Hannah 1h. Stephen M. Kanovsky 1i. Rachel A. Stahler—P32575 D03483

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